Exhibit 99.2

EQUITY BANK
PRESS RELEASE	9/2/25

Equity Bank Enters Nebraska, Acquires Frontier Bank

WICHITA, Kan., September 2, 2025– Equity Bancshares, Inc. (NYSE: EQBK), (“Equity”, “the Company,” “we,” “us,” “our”), the Wichita-based holding company of Equity Bank, announced today it has entered into a definitive merger agreement with Frontier Holdings, LLC (“Frontier”), the parent company of Frontier Bank in Omaha, Nebraska, adding seven locations to Equity’s franchise and marking its entrance into Nebraska.

“We are excited to welcome Frontier Bank into the Equity family as we expand into Nebraska,” said Brad S. Elliott, Chairman and CEO of Equity. “Frontier has built a strong reputation for serving its communities with integrity and personal service, values that align perfectly with ours. This acquisition allows us to expand our regional presence while continuing our commitment to relationship banking, local leadership, and delivering the resources of a larger institution with the heart of a community bank.”

“Partnering with Equity Bank positions us for long-term growth and strength in Nebraska,” said David E. Rogers, Frontier Executive Chairman of the Board. “Equity’s resources and scale, combined with our deep community relationships, create a powerful platform for expansion and innovation. Together, we can deliver greater opportunities for our customers, invest in our markets, and continue building on the legacy our team has established.”

Subject to receipt of customary regulatory and member approvals and closing conditions, the merger is expected to close in the fourth quarter of 2025. Following completion, Frontier Bank will merge with and into Equity Bank.

“Joining with Equity Bank allows us to enhance the way we serve our customers and communities by providing access to advanced technology, increased lending capacity, and the strength of a larger organization,” said Doug R. Ayer, President of Frontier Bank. “Just as important, our institutions share a common philosophy of community-focused lending, ensuring that our customers will continue to receive the same level of personal service, now supported by greater resources.”

Established in 1937, Frontier Bank currently operates seven Nebraska locations, with two in Lincoln and one each in Falls City, Madison, Norfolk, Omaha, and Pender. As of June 30, 2025, Frontier Bank had $1.4 billion in total assets, including $1.3 billion in loans, and $1.1 billion in deposits.

Proforma Equity Bank will now comprise $7.9 billion in total assets serving customers in Kansas, Arkansas, Missouri, Nebraska and Oklahoma.

The combination with Frontier brings Equity’s total strategic transactions to 26 since the Company’s founding in 2002, including 14 whole-bank acquisitions since the Company’s initial public offering in 2015.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

About Frontier Holdings, LLC

Frontier Holdings, LLC is the parent company of Frontier Bank. Founded in 1937, Frontier Bank is headquartered in Omaha, Nebraska and operates seven locations in the state.

EQUITY BANK
PRESS RELEASE	9/2/25

Important Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed transaction, Equity intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Equity common stock to be issued to the members of Frontier. The registration statement will include a proxy statement/prospectus, which will be sent to the members of Frontier seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT EQUITY, FRONTIER AND THE PROPOSED TRANSACTION.

The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive. In addition, the following factors, among others, related to the transaction between Equity and Frontier, could cause actual outcomes and results to differ materially from forward-looking statements or historical performance: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where companies do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the transaction; the business, economic and political conditions in the markets in which the parties operate; the risk that the proposed combination could have an adverse effect the parties’ ability to retain customers and retain or hire key personnel and maintain relationships with customers; the risk that the combination may be more difficult, time-consuming or expensive than anticipated; and other factors that may affect future results of Equity.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2025, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

EQUITY BANK
PRESS RELEASE	9/2/25

Media Contact:

Russell Colburn

Public Relations & Communications Manager

Equity Bancshares, Inc.

(913) 583-8011

rcolburn@equitybank.com

Investor Contact:

Brian Katzfey

VP, Director of Corporate Development and Investor Relations

Equity Bancshares, Inc.

(316) 858-3128

bkatzfey@equitybank.com